UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21479

Madison Harbor Balanced Strategies, Inc.

(Exact name of Registrant as specified in charter)

Madison Harbor Balanced Strategies, Inc.

125 Park Avenue, 25th Floor

New York, NY 10017

(Address of principal executive offices)

Madison Harbor Balanced Strategies, Inc.

Edward M. Casal, Chief Executive Officer

125 Park Avenue, 25th Floor

New York, NY 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-380-5500

Date of fiscal year end: March 31, 2015

Date of reporting period: September 30, 2014

Item 1.	Reports to Shareholders.

Included herein pursuant to rule 30e-1 under the Investment Company Act of 1940.

Managed by

Madison Harbor Balanced Strategies, Inc.

Access to Private Real Estate Opportunities

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Madison Harbor Balanced Strategies, Inc. (the “Fund”).

Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, if redeemed (see below), may be worth more or less than their original cost. The Fund’s shares are not traded on any securities exchange or any other market, and are subject to restrictions on transferability and resale. Shareholders do not have the right to require the Fund to repurchase or redeem their shares. The Fund may offer to repurchase Fund shares annually. Such repurchases, if any, will be subject to available liquidity and other restrictions, be consummated at a discount to the then net asset value per share, and will at no time exceed more than 5% of the Fund’s outstanding shares.

The views on the benefits and advantages of investing in real estate, as expressed herein, reflect the views and beliefs of the Adviser based on its experience in real estate investing. Many of the statements in this presentation are forward looking and contain significant risks and uncertainties. The opinions and views expressed herein are subject to change based on market and other conditions. Traditional investments are significantly different asset categories from that of real estate and thus the returns are significantly different, as are the characteristics of risk, liquidity and transparency.

Letter to Shareholders

November 19, 2014

Dear Shareholders,

While an unexpected drop in Q1 GDP raised concerns for the US expansion, two subsequent quarters of greater-than-3% annualized GDP growth have allayed those fears as consumer spending has rebounded following a difficult winter last year that delayed retail sales. The fiscal drag caused by budget uncertainty has also reversed and federal spending is now a net GDP contributor, and business confidence, as measured by the ISM PMI index, is at the highest levels since the Great Recession and is driving investment activity. As a result, labor markets are tightening with headline unemployment down to 5.8% and the broader under-employment measure (U-6) standing at 11.5% from 13.7% a year ago. Meanwhile, inflation has remained muted and cost pressures are low.

However, risks do remain for this expansion and these should be carefully monitored. Namely, how the Federal Reserve right-sizes its enormous balance sheet, the impact on the US of the slowdown in much of the rest of the world, and how the midterm election results will impact passage of economic and fiscal legislation.

On the back of a sustained US recovery, the real estate market has been firing on many cylinders. The NCREIF Property Index, a broad measure of US institutional real estate performance, registered a 2.6% return for Q3 and 11.3% for the trailing 12 months. Rent growth is positive and vacancy rates hover near 20 year lows for all property types. US real estate equity and debt capital markets are seeing greater capital flows domestically and from abroad. While cap rates (the ratio of a property’s net operating income to its sales price) have compressed down to 2007 levels on a nominal basis, the spread over current Treasury rates remains healthy.

The office sector has benefited from stronger labor market conditions. Rents were up 3.6% from a year ago and vacancy declined at an 0.5% annual rate to 11.6% based on CoStar figures. Leading this absorption and rent growth were the energy and tech markets. Encouragingly, new supply remains disciplined as expected new office deliveries nationwide remain 20% below the long-term average – and much of this new space has been pre-leased.

Apartment performance remains positive but is in late-stage expansion. New supply remains a concern as this sector’s quick recovery gave it the most construction lead-time. Of the nation’s 54 top metros, 47 are expected to see increased vacancy over the next year from supply additions. Meanwhile, rent growth is expected to moderate to around 2%, much lower than the 4-5% annual growth seen in more recent years.

The retail sector has seen more bifurcated performance, with super-regional malls and destination-oriented retail capturing most of the retail traffic at the expense of smaller malls with local footprints. In addition, grocery-anchored retail assets in dense, high-income areas continue to outperform all other centers. Destination and necessity retail should continue to outperform as the brick-and-mortar location increasingly becomes the hub of retailing’s omni-channel format.

The industrial market continues to be driven by e-commerce tailwinds. Large format logistics assets and infill distribution centers remain in high demand and are experiencing frictional vacancy. Rents are turning the corner and starting to justify new construction.

Net Asset Value

The Fund’s net asset value at September 30, 2014, was $608.54 per share, which represents a total return of -0.76% for the quarter after adjusting for the $25.00 per share distribution paid to shareholders in August. The negative return primarily reflects the Fund’s operating costs for the quarter as a 2% increase in underlying NAVs for the quarter was offset by a 2% unfavorable change in our valuation adjustment. The Fund’s performance for the quarter trailed the NCREIF Index, which returned 2.63%. Over the past 12 months the Fund has returned 5.45%, which trails the index return for the period of 11.26%. The Fund’s annualized total return since inception is -2.56%, with all of the quoted returns adjusted for the reinvestment of distributions. Distributions paid since inception through quarter-end total $177.57 per share, which when combined with the current NAV sums to $786.11 per share. The Fund’s current equity multiple (current NAV plus distributions paid since inception, divided by the offering price) is 0.79x.

Distributions

We are pleased to note that the Fund has made an additional distribution to shareholders in the amount of $25.00 per share, which was paid on November 14, 2014. This reflects the recent cash flows received from the Fund’s portfolio of underlying funds, net of reserves for fees, operating expenses and remaining commitments. The Fund’s 2013 distribution was reported as a non-taxable return of capital for US federal tax purposes, and we anticipate that all 2014 distributions will be similarly treated as return of capital, although final determination cannot be made until after year-end. Including the current payment, and the Fund has now returned $150.00 per share to shareholders over the past five quarters.

Outlook

The Fund’s performance has been slowly improving since the depths of the financial crisis due to the active asset management work of our underlying managers and the stable US economy and strengthening real estate market. This improvement should lead to additional property sales by the underlying funds and distributions of those sales proceeds to the Fund, and in turn this cash will be distributed to our shareholders. The Fund’s investment period, and the business plans and execution of those plans by our underlying funds, were delayed by the global financial crisis which hit during the Fund’s investment period, but we are encouraged as our managers are increasingly looking to sell assets and return cash to the Fund. We appreciate the patience shown by our shareholders and look forward to returning additional capital as we move forward.

Our investment philosophy remains focused on the use of fundamental research to identify a range of real estate opportunities that we believe offer attractive risk-reward dynamics, and we continue to manage the Fund in that context. We place tremendous value on our relationship with you as investment partners and, as always, stand ready to respond to any questions you may have.

Sincerely,

Edward M. Casal	Russell H. Bates
Chairman and	President
Chief Executive Officer

Your Portfolio*

Through September 30, 2014, the Fund had invested $44.0 million in its portfolio of 14 private equity real estate funds, and these funds had returned $17.1 million in distributions, including $3.5 million in recallable capital. After adjusting for released commitments and recallable/recalled distributions, the remaining commitments to the underlying funds total $1.6 million. At September 30, 2014, the Fund’s cash and other liquid assets net of liabilities totaled $3.6 million, with $1.7 million of that invested in short-duration government sponsored agency mortgage-backed securities with the goal of capital preservation and moderate income production. Just over $1.0 million of the cash was used to make the $25.00 per share distribution to shareholders in November.

Consistent with the Fund’s standard practice, which is a function of the inherent quarterly lag in fund-of-funds reporting, this report is primarily based on valuations presented in our underlying funds’ Q2 2014 financial statements, which do not account for any Q3 2014 activity. In addition, US GAAP accounting rules require the Fund to adjust, when it deems necessary, each reported underlying fund valuation to our determination of fair market value. At September 30, 2014, the Fund’s fair value adjustment came to -$1.1 million, which compares with an adjustment of -$0.5 million at June 30, 2014.

The table below provides a snapshot of the status of each of the underlying fund investments, including a “Current Multiple” figure, which is computed simply as the Current Valuation plus Distributions Received, divided by Called Capital. These multiples provide a quick look at where each fund now stands, and range from 0.1x for Legacy II to 1.4x for Almanac IV and Exeter. The overall multiple on the portfolio at end of September was 0.87x and was unchanged for the quarter.

Portfolio of Underlying Funds

September 30, 2014 (in $ millions)

Underlying Fund	Vintage Year	Committed Capital	Called Capital	Distributions Received	Current Valuation	Current Multiple	Remaining Commitment
Barrow Street III	2005	$4.4	$4.1	$1.2	$0.8	0.5x	$0.2
Exeter	2007	5.0	4.8	2.8	3.8	1.4x	0.3
Almanac IV	2004	2.0	2.1	2.3	0.7	1.4x	—
Guardian	2004	1.5	1.5	0.6	0.6	0.8x	0.1
Harrison Street I	2006	5.3	5.1	2.7	2.1	0.9x	0.2
Keystone II	2005	2.5	2.5	0.5	—	0.2x	—
Legacy Partners I	2005	2.0	2.0	0.2	1.0	0.6x	—
Legacy Partners II	2006	2.8	2.8	—	0.4	0.1x	—
Legg Mason II	2005	1.5	1.5	1.0	1.0	1.3x	—
Parmenter III	2006	2.5	2.7	0.8	0.7	0.6x	—
RREEF III	2003	1.5	1.5	0.6	0.5	0.7x	—
Thor II	2007	5.0	6.5	2.7	4.5	1.1x	0.8
Pearlmark II (1)	2004	1.5	1.9	1.2	—	0.6x	—
Urban American II	2007	5.0	5.0	0.5	5.1	1.1x	—

Total		$42.5	$44.0	$17.1	$21.2	0.87x	$1.6

(1)	Pearlmark II was liquidated in 2012.
*

All information contained within the Your Portfolio section of this report is based on a combination of most recently available data, which, in some cases, is not current quarter data, and Adviser best estimates.

Returns reported by the underlying funds for the second quarter were positive overall, with nine funds reporting gains versus three with negative results and one unchanged. Funds reporting positive results were led by Exeter, which revised its valuation assumptions and recognized unrealized appreciation on its portfolio, and Barrow, which recognized a gain on the sale of a property plus appreciation on its largest holding. Legacy II continued to struggle, at -10% for the quarter, and Legacy I and Guardian also were down for the quarter.

The unfavorable change in the Fund’s internal valuation adjustment was actually due in part to the rise in NAV reported by Exeter, which we had previously valued above their reported NAV. In effect, Exeter marked their NAV up to where our model had been carrying it, and as a result, our previous valuation mark up was then reversed. In addition, we reduced the valuation of Urban American to reflect that fund entering into an agreement in Q3 to sell an asset at a price below its Q2 carrying value.

During Q3 2014, the Fund received distributions totaling $1.8 million from the underlying funds, equal to 4.3% of the Fund’s capital commitments, led by sales proceeds from Parmenter and Harrison, refinancing proceeds from Thor and loan payoff receipts from Legg.

No capital was called during the quarter, leaving the Fund’s remaining uncalled commitments at just under $1.6 million, with Thor continuing to account for the largest portion of the uncalled capital at $0.8 million. The remaining $0.8 million in undrawn commitments is spread among Barrow, Exeter, Guardian and Harrison.

The remaining portfolio continues to be well diversified by region and property sector as detailed in the charts below. These diversification figures are based on the current underlying fund portfolios as valued by the fund managers, based on the most recent available data.

We continue to believe that the portfolio’s diversification as well as its defensive strategic composition will prove beneficial over time and that that the Fund is positioned to benefit from a stable US economy and the ongoing recovery in the commercial real estate market.

Madison Harbor Balanced Strategies, Inc.

Financial Statements

Statement of Assets and Liabilities

September 30, 2014 (Unaudited)

Assets
Investments at fair value (cost $32,796,839)	$23,766,675
Cash and cash equivalents	1,364,267
Accrued interest receivable	4,737
Prepaid expenses and other assets	15,054

Total Assets	25,150,733

Liabilities
Accrued expenses and other liabilities	260,355
Management fees payable	77,027

Total Liabilities	337,382

Net Assets	$24,813,351

Net Assets
Components of net assets:
Common Stock (par value $0.0001, 300,000 shares authorized, 40,775 shares issued and outstanding) and Paid-in capital	$40,876,293
Return of capital distributions in excess of net investment loss	(5,452,505)
Accumulated net realized loss on investments	(1,580,272)
Accumulated net unrealized depreciation on investments	(9,030,165)

Net Assets	$24,813,351

Net Asset Value Per Share	$608.54

See accompanying notes to financial statements.

Schedule of Investments

September 30, 2014 (Unaudited)

Description	Commitment or Principal Amount	Unfunded Commitment	Value	% of Net Assets
Private Equity Real Estate Funds (“Underlying Funds”)(1)
Urban American Real Estate Fund II, LP	$5,000,000	$—	$5,106,472	20.58%
Thor Urban Property Fund II, Inc.	5,000,000	751,318	4,524,016	18.23%
Exeter Industrial Value Fund, LP	5,000,000	350,000	3,814,276	15.37%
Harrison Street Real Estate Partners I, LP	5,277,700	164,388	2,068,575	8.34%
Legacy Partners Realty Fund I, LLC	2,000,000	—	1,033,155	4.16%
Legg Mason Real Estate Capital II, Inc.	1,500,000	—	956,678	3.86%
Barrow Street Real Estate Investment Fund III, LP	4,400,000	217,723	760,224	3.06%
Parmenter Realty Fund III, LP	2,500,000	—	751,772	3.03%
Almanac Realty Securities IV, L.P	2,000,000	—	679,747	2.74%
Guardian Realty Fund II, LLC	1,500,000	79,121	618,131	2.49%
RREEF America REIT III, Inc. (2)	1,500,000	—	496,666	2.00%
Legacy Partners Realty Fund II, LLC	2,800,000	—	400,943	1.62%
Keystone Property Fund II, LP	2,500,000	—	—	0.00%

Total Private Equity Real Estate Funds (cost $30,205,156)	$40,977,700	$1,562,550	21,210,655	85.48%

Fixed Income Securities
FHLMC Series 4152, Class UD, Dated 01/01/13, 2.5%, Due 01/15/43	$223,759		$214,824	0.87%
FHLMC Series 3909, Class UA, Dated 08/01/11, 3.5%, Due 08/15/25	138,636		143,785	0.58%
FHLMC Series 3852, Class CP, Dated 05/01/11, 4.5%, Due 10/15/39	127,486		135,528	0.55%
FHLMC Series 3972, Class AB, Dated 12/01/11, 3.5%, Due 05/15/36	48,816		50,781	0.20%
FHLMC Series 2979, Class MC, Dated 05/01/05, 5.0%, Due 05/15/20	9,573		10,163	0.04%
FHLMC Series 2727, Class PE, Dated 01/01/04, 4.5%, Due 07/15/32	3,893		3,965	0.02%
FHLMC Series 3035, Class PA, Dated 09/01/05, 5.5%, Due 09/15/35	3,435		3,810	0.02%
FHLMC Series 2558, Class DE, Dated 01/01/03, 5.5%, Due 09/15/32	2,699		2,744	0.01%
FHLMC Series 2780, Class JA, Dated 04/01/04, 4.5%, Due 04/15/19	1,639		1,717	0.01%
FNMA Series 2010-15, Class PB, Dated 02/01/10, 5.0%, Due 11/25/37	249,637		252,531	1.02%
FNMA Series 2013-18, Class KD, Dated 02/01/13, 2.5%, Due 03/25/33	217,048		214,084	0.86%
FNMA Series 2009-65, Class JY, Dated 08/01/09, 4.5%, Due 09/25/39	51,812		53,230	0.21%
FNMA Series 2003-17, Class HC, Dated 02/01/03, 5.0%, Due 03/25/18	16,464		17,327	0.07%
FNMA Series 2008-74, Class B, Dated 08/01/08, 5.5%, Due 09/25/38	10,272		11,182	0.05%
FNMA Series 1990-118, Class G, Dated 09/01/90, 6.0%, Due 09/25/20	6,681		7,067	0.03%
FNMA Series 2004-88, Class HA, Dated 11/01/04, 6.5%, Due 07/25/34	3,454		3,561	0.01%
FNMA Series 2003-22, Class KL, Dated 03/01/03, 5.5%, Due 09/25/32	2,936		3,014	0.01%
FNMA Series 2003-71, Class UA, Dated 07/01/03, 4.0%, Due 08/25/18	1,537		1,606	0.01%
FNMA Series 2003-33, Class AE, Dated 04/01/03, 4.5%, Due 03/25/33	668		689	0.00%
FNMA Series 2007-82, Class B, Dated 07/01/07, 5.0%, Due 11/25/33	563		562	0.00%
FNMA Pool Series 0548, Dated 09/01/10, 3.5%, Due 10/01/20	240,893		253,635	1.02%
FNMA Pool Series 687044, Dated 01/01/03, 5.5%, Due 01/01/18	4,277		4,476	0.02%
GNMA Series 2010-162, Class PT, Dated 12/01/10, 2.5%, Due 05/20/39	177,095		179,778	0.72%

Schedule of Investments

September 30, 2014 (Unaudited)

Description	Commitment or Principal Amount	Value	% of Net Assets
Fixed Income Securities (continued)
GNMA Series 2008-56, Class DL, Dated 06/01/08, 5.5%, Due 09/20/37	$13,002	$13,440	0.05%
GNMA Series 2003-40, Class TD, Dated 05/01/03, 5.0%, Due 03/20/33	11,467	11,842	0.05%
GNMA Series 2006-69, Class GE, Dated 12/01/06, 5.25%, Due 02/20/33	10,315	10,435	0.04%
GNMA Series 2005-85, Class JN, Dated 11/01/05, 5.5%, Due 10/16/32	7,643	8,041	0.03%
GNMA Series 2002-70, Class BL, Dated 10/01/02, 5.5%, Due 07/20/32	7,610	8,019	0.03%
GNMA Series 2004-42, Class LE, Dated 06/01/04, 5.5%, Due 07/20/33	6,519	6,827	0.03%
GNMA Series 2006-1, Class LA, Dated 01/01/06, 5.0%, Due 06/20/35	4,770	4,791	0.02%
GNMA Series 2004-47, Class QD, Dated 06/01/04, 5.0%, Due 08/16/33	3,593	3,637	0.01%
GNMA Series 1999-15, Class PC, Dated 05/01/99, 5.0%, Due 04/16/29	2,603	2,707	0.01%
GNMA Series 2007-61, Class VN, Dated 10/01/07, 5.5%, Due 02/20/28	1,667	1,674	0.01%
GNMA Series 2012-30, Class BC, Dated 03/01/12, 2.5%, Due 08/20/40	1,237	1,240	0.00%
GNMA Pool Series 4736, Dated 07/01/10, 4.0%, Due 07/20/40	13,040	13,720	0.06%
GNMA Pool Series 781092, Dated 10/01/99, 7.0%, Due 10/15/14	5	5	0.00%
Morgan Stanley Liquid Asset Fund	899,583	899,583	3.63%

Total Fixed Income Securities (cost $2,591,683)	$2,526,327	2,556,020	10.30%

Total Investments at Fair Value (cost $32,796,839)		$23,766,675	95.78%

See accompanying notes to financial statements.

(1)	Investments in Underlying Funds are illiquid, exempt from registration under the Securities Act of 1933.
(2)	A redemption request has been submitted for the investment in RREEF America REIT III, Inc., however that fund has suspended redemptions for an indefinite period.

Statement of Operations

For the Six Months ended September 30, 2014 (Unaudited)

Investment Income
Underlying Funds	$736,043
Interest	31,761

Total investment income	767,804

Expenses
Management fees	241,488
Professional fees	76,750
Administration fees	66,000
Insurance expenses	25,687
Board of Directors’ fees	20,750
Compliance	18,000
Printing expenses	10,000
Other expenses	2,374

Total operating expenses before reimbursement from Adviser	461,049
Reimbursement from Adviser	(89,200)

Net operating expenses	371,849

Net investment income	395,955
Net realized loss on investments	(14,277)
Net change in unrealized depreciation on investments	(205,705)

Net increase in net assets resulting from operations	$175,973

See accompanying notes to financial statements.

Consolidated Statement of Changes in Net Assets

	Six Months ended September 30, 2014	Year ended March 31, 2014
	(Unaudited)
Increase in Net Assets Resulting From Operations:
Net investment income	$395,955	$783,676
Net realized loss on investments	(14,277)	(367,325)
Net change in unrealized (depreciation) on investments	(205,705)	706,411

Net increase in net assets resulting from operations	175,973	1,122,762

Capital Share Transactions:
Capital redemptions	(64,622)	(84,996)
Return of capital distributions to shareholders	(2,040,000)	(3,065,626)

Net decrease in net assets resulting from capital share transactions	(2,104,622)	(3,150,622)

Net decrease in net assets	(1,928,649)	(2,027,860)
Net Assets, beginning of period	26,742,000	28,769,860

Net Assets, end of period	$24,813,351	$26,742,000

See accompanying notes to financial statements.

Statement of Cash Flows

For the Six Months ended September 30, 2014 (Unaudited)

Cash Flows From Operating Activities:
Net increase in net assets resulting from operations	$175,973
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Net realized loss on investments	14,277
Net change in unrealized depreciation on investments	205,705
Increase/decrease in operating assets and liabilities
Purchases of investments owned	169,953
Proceeds from disposition of investments owned	2,008,040
Accrued interest receivable	1,048
Prepaid expenses and other assets	22,187
Management fees payable	6,375
Accrued expenses and other liabilities	(77,107)

Net cash provided by operating activities	2,526,451

Cash Flows From Financing Activities:
Capital redemptions	(64,622)
Return of capital distributions to shareholders	(2,040,000)

Net cash used in financing activities	(2,104,622)

Net increase in cash and cash equivalents	421,829
Cash and cash equivalents at:
Beginning of period	942,438

End of period	$1,364,267

See accompanying notes to financial statements.

Consolidated Financial Highlights

	Six Months ended
	September 30,	For the Years ended March 31,
	2014	2014	2013	2012	2011	2010
	(Unaudited)
Per share data (for a share outstanding throughout the period)[1]:
Net asset value, beginning of period	$654.24	$701.70	$659.02	$655.77	$634.18	$811.63

Net investment income (loss)	9.70	19.15	3.46	(11.74)	(10.09)	(5.57)
Net realized gain (loss) on investments	(0.35)	(8.98)	(25.80)	(2.59)	(4.34)	(2.16)
Net change in unrealized appreciation (depreciation) on investments	(5.05)	17.37	65.02	17.58	36.02	(169.72)

Total from operations	4.30	27.54	42.68	3.25	21.59	(177.45)

Return of capital distributions to shareholders	(50.00)	(75.00)	—	—	—	—

Total distributions to shareholders	(50.00)	(75.00)	—	—	—	—

Net asset value, end of period	$608.54	$654.24	$701.70	$659.02	$655.77	$634.18

Total return[2]	0.65%	4.50%	6.48%	0.49%	3.40%	(21.86)%

Net assets, end of period	$24,813,351	$26,742,000	$28,769,860	$27,019,762	$26,886,668	$26,001,540

Ratios to average net assets[3]:
Expenses, including expense reimbursement	2.87%	3.04%	3.08%	3.08%	2.95%	2.88%
Expenses, excluding expense reimbursement	3.56%	3.73%	3.71%	3.70%	3.71%	3.65%
Net investment income (loss)	3.06%	2.85%	0.52%	(1.76)%	(1.52)%	(0.77)%
Portfolio turnover rate	0.19%	6.24%	19.58%	18.10%	31.18%	58.14%

See accompanying notes to financial statements.

[1]	Per share calculations are based on average shares outstanding during the period.
[2]

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions. Past performance is not a guarantee of future results.

[3]	Ratios do not include expenses of Underlying Fund investments. Ratios are annualized.

Notes to Financial Statements

September 30, 2014 (Unaudited)

(1) Organization

Madison Harbor Balanced Strategies, Inc. (the “Fund”), is a Maryland corporation formed on December 16, 2003, and registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified, management investment company. The Fund commenced operations on January 28, 2005, and held its final closing on December 31, 2006 (the “Final Closing”). The Fund has elected to be treated as a real estate investment trust (“REIT”) for federal income tax purposes. Pursuant to the Fund’s investment advisory agreement, Aviva Investor Americas, LLC (“Aviva Investors”), a Delaware limited liability company, serves as the adviser of the Fund (the “Adviser”). The Adviser is responsible for the day-to-day management and operation of the Fund. The Board of Directors (the “Board”) has overall responsibility for the management and supervision of the Fund. The investment objective of the Fund is to seek long-term capital appreciation as well as current return and to mitigate risk through diversification by investment in professionally managed real estate private equity funds (the “Underlying Funds”). The Fund’s investment period ended December 31, 2007, and the duration of the Fund, which was originally anticipated to be ten years from the Final Closing, is now anticipated to run through 2018.

On April 19, 2006, the Fund formed a wholly-owned subsidiary, Madison Harbor Balanced Strategies Taxable REIT Subsidiary, Inc. (“MHBS-TRS”). Unlike the income earned from other investments in which the Fund owns an interest, income earned by the investments of a taxable REIT subsidiary is not attributable to the Fund for the purposes of certain REIT qualification tests, and this income does not maintain its character when distributed from the taxable REIT subsidiary to the Fund as a dividend. As a result, income that might not be qualifying income for purposes of the income tests applicable to REITs could be earned by a taxable REIT subsidiary without affecting the REIT status of its Fund. On December 31, 2013, MHBS-TRS was merged into the Fund pursuant to a resolution adopted by the Board, and all assets and liabilities of MHBS-TRS, including the investment in Barrow Street Real Estate Investment Fund III, were transferred to the Fund.

(2) Summary of Significant Accounting Policies

(a)	Basis of Presentation

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(b)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Adviser to make estimates and assumptions that affect the reported amounts of assets, liabilities, income and expenses in the financial statements. The Adviser believes that the estimates utilized in preparing the Fund’s financial statements are reasonable and prudent; however, actual results could differ from these estimates.

(c)	Principles of Consolidation

The accompanying financial statements include the accounts of Madison Harbor Balanced Strategies, Inc. and, through December 31, 2013, its former wholly-owned subsidiary, MHBS-TRS. MHBS-TRS was 100% owned and controlled by the Fund. All material intercompany transactions and account balances have been eliminated in consolidation.

(d)	Valuation

FAIR VALUE MEASUREMENT – DEFINITION AND HIERARCHY

The Fund provides disclosures about investments that are measured and reported at fair value using a fair value hierarchy, which prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment, and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value. Investments measured and reported at fair value are classified and disclosed in one of the following categories based on inputs:

•

Level 1 – Valuations based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. Valuation adjustments and block discounts are not applied to Level 1 instruments. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these products does not entail a significant degree of judgment. Examples of assets utilizing Level 1 inputs are: most U.S. Government securities and money market securities.

•

Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly. Examples of assets utilizing Level 2 inputs are: certain U.S. agency securities and collateralized mortgage obligations.

•	Level 3 – Valuations based on inputs that are unobservable and significant to the overall fair value measurement. Examples of assets utilizing Level 3 inputs are: private equity real estate funds.

The availability of observable inputs can vary from product to product and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for instruments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset at the measurement date. The Fund uses prices and inputs that are current as of the measurement date, including during periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition could cause an instrument to be reclassified from Level 1 to Level 2 or Level 2 to Level 3.

Money Market Securities. Money market securities are valued using quoted market prices. Valuation adjustments are not applied. Accordingly, the Fund’s investments in money market securities are categorized in Level 1 of the fair value hierarchy.

U.S. Agency Securities. U.S. agency securities include collateralized mortgage obligations and are generally valued using quoted market prices or are benchmarked thereto. Accordingly, the Fund’s investments in U.S. agency securities are categorized in Level 2 of the fair value hierarchy.

Investments in Private Equity Real Estate Funds. The Fund’s investments in private equity real estate funds take the form of direct private investments in such entities. The transaction price is used as the best estimate of fair value at inception. Thereafter, valuation is based on an assessment of each underlying investment, incorporating valuations that consider the evaluation of financing and sale transactions with third parties, expected cash flows and market-based information, including comparable company transactions, performance multiples and changes in market outlook, among other factors. These nonpublic investments are included in Level 3 of the fair value hierarchy because they trade infrequently or not at all, and, therefore, the fair value is unobservable.

The Fund’s net asset value per share is determined by the Board at the end of each calendar quarter. Because of the inherent uncertainty of valuations, the fair value of investments as determined by the Board may differ significantly from the values that would have been used had a ready market for those investments existed, and the differences could be material.

In determining fair value, the Board uses a multi-step valuation process each quarter, as described below.

(i)	The first step of the process is a review and analysis conducted by the Adviser of the reported net asset value of each of the Underlying Funds. This includes a review of the Underlying Fund’s latest financial statements and an analysis of its real estate portfolio and the methodologies and assumptions, including discount rates and exit cap rates (the ratio of projected net operating income to terminal sales price), used by each Underlying Fund in the valuation of the portfolio. Since the Underlying Funds generally do not issue their financial statements until 45 to 90 days after quarter-end and the Fund seeks to issue its net asset value within 30 days of quarter-end, the Adviser by necessity generally relies on prior quarter financial information.

(ii)	The results of this review and analysis are compiled by the Adviser and consideration is given to subsequent events at each Underlying Fund and within the real estate markets in which they invest, and to events and conditions in the broader real estate market and economy.

(iii)	The Adviser then calculates a discount rate for each Underlying Fund using external data including market interest rates at the current quarter-end and lending spreads for specific real estate property types, and an estimated cost of equity rate based on the specific Underlying Fund. The Adviser also reviews the exit cap rate and other assumptions used by each Underlying Fund. A fair value is then determined for each Underlying Fund based on the Adviser’s internally derived discount and exit cap rates.

(iv)	The results of this analysis are detailed in a Valuation Memorandum which is reviewed and, subject to any revisions, approved at a meeting of the Valuation Committee of the Board of Directors.

(v)	The Valuation Committee then provides a recommendation to the full Board of Directors for their review and approval.

The following table provides quantitative information related to the significant unobservable inputs for Level 3 investments carried at fair value at September 30, 2014:

Unobservable
	Fair Value	Inputs	Range

Private Equity Real Estate Funds	$21,210,656	Discount Rates	7.00% - 25.00%
		Exit Cap Rates	5.55% - 9.62%
		Cost of Equity Rates	12.50% - 25.00%

Changes in discount rates, exit cap rates or cost of equity rates, each in isolation, may change the fair value of the Fund’s Private Equity Real Estate investments. Generally, an increase in discount rates and cost of equity will result in a decrease in the fair value of Private Equity Real Estate investments.

(e)	Income and Expense Recognition

Dividend and interest income is recognized on the accrual basis. Income from Underlying Funds is recognized as declared and distributed by the Underlying Funds. Investment transactions are accounted for on a trade date basis.

The Fund is responsible for and pays all fees and expenses incurred. Such expenses include, but are not limited to, the Adviser’s management fee, fees paid to the Fund’s administrator and custodian, legal fees, accounting fees and audit expenses, the fees and expenses of directors, directors’ and officers’ insurance, travel expenses incurred on the Fund’s behalf.

In the event that the expenses of the Fund in any particular fiscal year of operations, excluding the Adviser’s management fees, offering costs, taxes and extraordinary items, and any expenses for MHBS-TRS, exceed 1.00% of the Fund’s average month-end net asset value for the fiscal year (the “Expense Reimbursement Methodology”), the Adviser will reimburse the Fund for any such expenses incurred above that amount (the “Expense Reimbursement”). The Fund notes that its private placement memorandum stated that “in the event that [the Fund’s] total ongoing operating expenses in any particular fiscal year of operations, excluding management fees, exceed 1.00% of [the Fund’s] net asset value as determined at the end of that fiscal year, the Adviser will reimburse the Fund for any such expenses incurred above 1.00% of [the Fund’s] net asset value,” (the “Stated

Methodology”). In fact, the Stated Methodology was never employed, and the Expense Reimbursement Methodology has historically benefitted the Fund’s shareholders, compared with the amount that would have been reimbursed to the Fund under the Stated Methodology. The Fund believes that the Expense Reimbursement Methodology represents the industry standard for fee reimbursements of this nature. However, when the value of the net assets of the Fund is declining, as it had been in the market environment in 2009 and 2010, the Expense Reimbursement Methodology would be less beneficial to Fund shareholders than the Stated Methodology.

The total expenses of the Fund, excluding management fees, offering costs, taxes and extraordinary items, for the six months ended September 30, 2014, were $219,170, and the Expense Reimbursement for the period was $89,200.

(f)	Income Taxes

The Fund has elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”), commencing with the taxable year ended December 31, 2005. To qualify as a REIT, the Fund must meet a number of organizational and operational requirements, including a requirement that it currently distribute at least 90% of its adjusted taxable income to its shareholders. The Fund believes that it has been organized and operated in a manner that will allow it to qualify for taxation as a REIT under the Code commencing with the taxable year ended December 31, 2005, and thereafter and it is management’s intention to adhere to these requirements and maintain the Fund’s REIT status.

As a REIT, the Fund will generally not be subject to corporate level federal income tax on taxable income it currently distributes to its shareholders. If the Fund fails to qualify as a REIT in any taxable year, it will be subject to federal income taxes at regular corporate rates (including any applicable alternative minimum tax) and may not be able to qualify as a REIT for the subsequent four taxable years. Even if the Fund qualifies for taxation as a REIT, the Fund may be subject to certain state and local income and excise taxes on its income and property, and to federal income and excise taxes on its undistributed income.

For the tax year ended December 31, 2013, MHBS-TRS incurred a net operating loss (“NOL”) for federal income tax purposes of $261,000. The difference between the tax loss and the financial statement net income of MHBS-TRS of approximately $6,000 mainly relates to the timing of the recognition of realized losses for tax purposes. As of December 31, 2013, MHBS-TRS had a cumulative NOL of approximately $2,463,000 which expires through 2033. Following the merger of MHBS-TRS into the Fund, it is expected that the cumulative NOL will be available to be used by the Fund.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. Tax positions deemed to meet the “more likely than not” threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (2011 and later) and has concluded that as of September 30, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Interest and penalties on uncertain tax positions, should any be taken, will be classified as interest and other expense, respectively.

(g)	Distributions to Shareholders

Distributions to shareholders are recorded on the record date.

(h)	Cash and Cash Equivalents

The Fund considers cash in banks, obligations of the U.S. Government, commercial paper and deposits with financial institutions with maturities of three months or less when acquired and that can be liquidated without prior notice or penalty, to be cash and cash equivalents.

The Fund currently maintains its cash balances with SEI Private Trust Company. The Fund has not experienced any losses on such accounts and does not believe it is exposed to any significant risk on cash and cash equivalents. From time to time, the Fund may, during the course of operations, maintain cash balances with financial institutions in excess of federally insured limits. In the event of a financial institution’s insolvency, the recovery of cash may be limited.

(3) Capital Share Transactions

As of September 30, 2014, 300,000 shares of $0.0001 par value common stock were authorized.

Shares of the Fund’s common stock were initially sold at a price of $1,000 per share. The Fund’s shares are not traded on any securities exchange, are not expected to trade on any other market, and are subject to restrictions on transferability and resale. Shareholders do not have the right to require the Fund to repurchase or redeem their shares. The Fund may, from time to time after the one-year anniversary of the Final Closing, offer to repurchase Fund shares annually, on terms established by the Board. Such repurchases, if any, will be subject to available liquidity and other restrictions, be consummated at a discount to the then net asset value, and will at no time exceed more than 5% of the Fund’s outstanding shares. The Fund did not make a tender offer during the six months ended September 30, 2014, or the year ended March 31, 2014, but did, at the discretion of the Board and pursuant to the terms of the Fund’s private placement memorandum, repurchase 100 shares for $64,622, during the six months ended September 30, 2014, and 125 shares for $84,996, during the year ended March 31, 2014, from the estates of deceased shareholders.

The Adviser may pay, from its own resources, compensation to certain distributors of the Fund’s shares in connection with the servicing of investors. This amount is currently ranges between 0.325% and 0.650% of net asset value annually.

As of September 30, 2014, affiliates of the Adviser owned approximately 0.1% of the shares of the Fund.

(4) Investments

As of September 30, 2014, the Fund had committed an aggregate of $42,455,700 to 14 Underlying Funds, of which 13 Underlying Funds with commitments totaling $40,977,700 remain in the portfolio. With the exception of one Underlying Fund, redemptions are not permitted and liquidity is available only to the extent that the Underlying Funds make distributions. Underlying Fund RREEF America III REIT, Inc. does permit, but has indefinitely suspended, redemptions. As of September 30, 2014, total unfunded commitments to Underlying Funds were $1,562,550.

Cost of investments in, and distributions received from, Underlying Funds, for the six months ended September 30, 2014, were $22,547 and $1,733,101, respectively. All such distributions received from

Underlying Funds are non-recallable return of capital. There were no purchases or sales of fixed-income securities for the six months ended September 30, 2014. At September 30, 2014, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. At September 30, 2014, net unrealized appreciation(depreciation) on investments in Underlying Funds was ($8,994,501) (gross unrealized appreciation of $1,749,078 and gross unrealized depreciation of $10,743,579), and net unrealized appreciation(depreciation) on fixed-income securities was ($35,663) (gross unrealized appreciation of $1,059 and gross unrealized depreciation of $36,722).

FAIR VALUE MEASUREMENTS

The Fund’s assets recorded at fair value have been categorized based upon a fair value hierarchy. See Note 2 for a discussion of the Fund’s policies regarding this hierarchy.

The following fair value hierarchy tables present information about the Fund’s assets measured at fair value on a recurring basis as of September 30, 2014.

Assets Measured at Fair Value on a Recurring Basis as of September 30, 2014

	Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Other Unobservable Inputs	Balance as of September 30, 2014
	(Level 1)	(Level 2)	(Level 3)
Fixed Income Securities:
Money Market Fund	$899,583	$—	$—	$899,583
U.S. Agency Securities	—	1,656,437	—	1,656,437
Private Equity Real Estate Funds	—	—	21,210,655	21,210,655

Total	$899,583	$1,656,437	$21,210,655	$23,766,675

Changes in Level 3 Assets Measured at Fair Value on a Recurring Basis for Six Months ended September 30, 2014

	Beginning Balance	Realized Gains (Losses)[1]	Unrealized Gains (Losses)[1]	Total Realized and Unrealized Gains (Losses)[1,2]	Purchase, Sales, Other Settlements and Issuances, Net	Ending Balance
Private Equity Real Estate Funds	$23,103,413	$—	$(182,204)	$(182,204)	$(1,710,554)	$21,210,655

[1]	Realized and unrealized gains(losses) are included in net realized gains(losses) on investments and net changes in unrealized appreciation(depreciation) on investments in the statement of operations.
[2]	Excludes $736,043 of investment income included in the statement of operations.

The total change in unrealized appreciation(depreciation) included in the statement of operations attributed to Level 3 investments still held at September 30, 2014, was ($182,204).

During the six months ended September 30, 2014, and year ended March 31, 2014, there were no transfers between Level 1 and

Level 2 assets and liabilities and no significant changes to the Fund’s fair valuation methodologies.

(5) Investment Advisory Fees

Pursuant to the investment advisory agreement between the Fund and the Adviser, the Adviser is entitled to receive, on a quarterly basis, in advance, a management fee at an annualized rate equal to 2.00% of the net asset value of the Fund comprised of Underlying Fund investments, and 1.00% of the net asset value of the Fund comprised of proceeds of offerings and distributions that have not been invested in Underlying Funds (the “Managed Account”). Gross management fees for the six months ended September 30, 2014, were equal to an annualized 1.87% of the Fund’s average net assets, and the effective management fee rate, net of the Expense Reimbursement, was an annualized 1.18%. Gross management fees for the year ended March 31, 2014, were equal to an annualized 1.82% of the Fund’s average net assets, and the effective management fee rate, net of the Expense Reimbursement, was an annualized 1.13%.

(6) Administration Agreement

SEI Investments Global Funds Services (the “Administrator”) provides certain administration, accounting and investor services for the Fund. In consideration for such services, the Fund pays the Administrator a monthly fee based on month-end net assets at an annual rate of up to 0.10%, subject to certain fee minimums, and will reimburse the Administrator for certain out-of-pocket expenses. For the six months ended September 30, 2014, and the year ended March 31, 2014, the Fund incurred Administration fees of $66,000 and $161,000, respectively, which equate to the minimum fee.

(7) Distributions to Shareholders

For the six months ended September 30, 2014, and the year ended March 31, 2014, the Fund had no distributable earnings, and at the end of each of these periods the Fund had no undistributed ordinary income.

For the six months ended September 30, 2014, the Fund declared and paid distributions of $50.00 per share, equal to $2,040,000. For the year ended March 31, 2014, the Fund declared and paid distributions of $75.00 per share, equal to $3,065,626. These distributions represented a return of capital to shareholders.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under GAAP. The primary reasons that differences may exist between the Fund’s tax-basis versus GAAP-basis net investment income are: (1) certain GAAP-basis amounts recognizable for tax purposes in different tax years; (2) certain GAAP-basis offering cost expenses not recognizable for tax purposes; and (3) differing tax and GAAP year ends (December 31, and March 31, respectively). These differences are temporary in nature.

(8) Subsequent Events

On October 22, 2014, the Fund declared a distribution of $25.00 per share payable on November 14, 2014, to shareholders of record on November 7, 2014. It is anticipated that this distribution will be treated as a return of capital for U.S. federal tax purposes.

Subsequent to September 30, 2014, the following distributions were received from Underlying Funds:

Underlying Fund	Transaction	Amount	Date
Harrison Street Real Estate Partners I, LP	Distribution	$126,988	October 10, 2014
Almanac Realty Securities IV, L.P.	Distribution	375,281	October 24, 2014
Exeter Industrial Value Fund, L.P.	Distribution	350,140	October 31, 2014
RREEF America REIT III, Inc.	Distribution	17,881	October 31, 2014

Manager Highlights

The Fund invested in the following fourteen Underlying Funds.

		Strategy		Investment Type
	Fund Size ($ millions)	Value Added	Opportunistic	Equity	Debt
Barrow Street Real Estate Investment Fund III – Focuses on middle-market ($5 to $25 million of equity or mezzanine debt) opportunities that typically are too small for larger opportunity funds and yet too big for local operators. Barrow Street pursues strategies that include: unique commercial and residential development opportunities; redevelopment and distressed investments; cyclical repositioning and leasing of existing commercial properties.	$372	—	—	—	¡

Exeter Industrial Value Fund – A value-add fund focusing on industrial and flex properties in the Eastern U.S. The fund will implement a lease-up, development or redevelopment strategy in alternative markets to overheated primary markets, such as the Northeast I-81 corridor over the congested I-95 corridor; affordable Southeast (Nashville, Memphis, Louisville, Tampa and Orlando) market over Chicago, Indianapolis, Dallas, Atlanta or Miami; and the growing eastern port markets (Charleston, Norfolk, Jacksonville and Savannah) benefiting from the overspill from the west coast ports.	$350	—	¡	—	¡

Almanac Realty Securities IV – Makes entity level investments in operating company platforms that utilize value-added strategies. The fund provides real estate operating companies with growth capital, financing expertise and hands-on management experience in order to increase the value of the underlying company. (Formerly Five Arrows.)	$445	—	—	—	—

Guardian Realty Fund II – Acquires Class B/B+ commercial office buildings within the Washington D.C. metropolitan area. The fund targets assets with high potential for value enhancement through repositioning, re-tenanting, refurbishing and intensive hands-on asset management. Target assets are in highly desirable locations and at least 80% leased to high quality tenants with below market rents.	$114	—	—	—	¡

Harrison Street Real Estate Partners I – An opportunistic allocator fund investing in student housing, senior housing, medical office buildings, self-storage and parking. The fund will create exclusive joint ventures with local operating partners, streamlining deal flow and providing flexible capital and capital market expertise. Harrison Street has a team with experience investing in these niche sectors as well as the ability to thoroughly screen best-in-class partners, structure exclusive joint venture partnerships and provide capital market expertise to the partners.	$209	—	—	—	¡

Keystone Property Fund II – Acquires underperforming Class C/D properties at significant market discounts and transforms them through extensive redevelopment into Class B+/A office buildings. The renovations are typically done while tenants are still in place in order to maintain positive current cash flow.	$111	—	—	—	¡

Legacy Partners Realty Fund I – Invests in office properties in western markets, primarily Southern California, the San Francisco Bay area, Denver and Seattle, seeking to acquire properties which have suffered from lack of demand due to the decline in technology investment or which are in need of substantial renovation. The management team at Legacy is the former west coast unit of the Lincoln Property Company.	$332	—	¡	—	¡

Manager Highlights

(continued)

	Target Fund Size ($ millions)	Strategy		Investment Type
		Value Added	Opportunistic	Equity	Debt
Legacy Partners Realty Fund II – This is the second in a series of office property funds sponsored by Legacy. The strategy for fund II is equivalent to fund I, as described above.	$457	—	—	—	¡

Legg Mason Real Estate Capital II – Makes short-term loans to real estate operators that seek significant improvements to their properties’ performance as a result of capital improvements, re-leasing, improved management and re-positioning. This is the fourth real estate debt fund managed by this team. This fund targets the West, Southwest, Southeast and Mid-Atlantic markets.	$455	—	¡	¡	—

Parmenter Realty Fund III – A Miami-based real estate investment company with a history of successful value-add investing in office buildings across the southeast and southwestern regions of the U.S. The Manager makes research driven acquisitions in the office sector and selective acquisitions in the condo/multifamily sector.	$246	—	¡	—	¡

RREEF America REIT III – An open-ended fund that makes equity investments in value added real estate ventures nationwide. The fund’s activities include direct acquisitions, physical improvements, market re-positionings, active management and sales of well-located apartment, industrial, retail and office properties in major metropolitan markets. The fund also invests in new speculative development projects.	$2,097	—	¡	—	¡

Thor Urban Property Fund II – A value-added and opportunistic operator fund focused on investing in retail and mixed-use assets in urban inner city markets throughout the U.S. including Chicago, Philadelphia, Baltimore, Washington D.C., Los Angeles, Houston, Atlanta, South Florida and Puerto Rico, with an emphasis in New York City. Thor possesses a unique combination of significant experience in urban retail markets as both an investor and operator, and as a retailer. Thor’s investment strategy is built upon a combination of inner city supply and demand imbalance, compelling demographic growth trends and Thor’s knowledge of the intricacies of the urban retail environment. Thor will acquire existing assets to implement rehabilitation and repositioning strategies, and development and redevelopment retail and mixed-use properties in urban locations.

	$596	—	—	—	¡

Pearlmark Mezzanine Realty Partners II – Utilizes the network of Pearlmark (formerly Transwestern) to source and analyze subordinated loans to borrowers who pursue stabilized and value added investments in real estate on a nationwide basis. Fund liquidated in 2012.	$300	—	¡	¡	—

Urban American Real Estate Fund II – Urban American focuses on workforce housing in urban neighborhoods primarily across the New York City metropolitan area. Their strategy is built upon the direct relationship between capital expenditures and permissible rental increases in rent regulated apartments, where increases in rents can be achieved through investment in unit and common area upgrades. Urban American is able to identify single asset and portfolio investments by understanding the required capital improvement and maintenance for each property and by leveraging its strong reputation in local communities for improving the quality of available housing.

	$171	—	¡	—	¡

Primary Strategies Implemented by Underlying Funds

Investment Advisory Agreement

Aviva Investors Americas, LLC (“Aviva Investors” or the “Adviser”), a registered investment adviser under the Investment Advisers Act of 1940, as amended, (the “1940 Act”), serves, subject to the overall supervision of the Fund’s Board of Directors (the “Board”), as the Fund’s investment adviser pursuant to an investment advisory agreement (the “Investment Advisory Agreement”) entered into on the same terms as the investment advisory agreement originally executed by and between Aviva Investors North America, Inc. (“AINA”) and the Fund, dated April 28, 2008. Prior to May 2013, the Investment Advisory Agreement was by and between AINA and the Fund. In May 2013, AINA’s parent, Aviva plc, sold its U.S. insurance business, Aviva USA, to a third-party buyer. AINA was a wholly owned subsidiary of Aviva USA and was included in the sale, however the business of managing the Fund was not sold and Aviva plc formed a new investment adviser registered under the 1940 Act, Aviva Investors, to manage the Fund after the sale was consummated. At that time the individuals responsible for performing investment advisory services were transferred from AINA to Aviva Investors and Aviva Investors mirrors AINA’s former operation in terms of personnel, structure and management. The Fund’s Board approved the transfer of the Fund’s investment advisory agreement to Aviva Investors.

At an October 22, 2014, meeting of the Board, the Board, including a majority of the directors who are not “interested persons” of the Fund as defined under the Investment Company Act of 1940, as amended (the “Disinterested Directors”) voting in person, voted to approve the renewal of the Investment Advisory Agreement for an additional year.

In connection with this renewal, and in accordance with the requirements of the 1940 Act, the Board reviewed materials furnished by Aviva Investors, including information regarding its affiliates and its personnel, operations and financial condition. The Board likewise considered, among other things, the following material factors during their review of the renewal of the Investment Advisory Agreement:

¡	the nature, extent and quality of the services to be provided to the Fund by the Adviser;

¡	the investment performance of the Fund and Adviser;

¡	the cost of the services to be provided and profits or losses to be realized by the Adviser and its affiliates from the relationship with the Fund;

¡	comparative data with respect to advisory fees or similar expenses paid by other funds with similar investment objectives;

¡	the Fund’s projected operating expenses and expense ratio compared to funds with similar investment objectives;

¡	any existing and potential sources of indirect income to the Adviser and its affiliates from their relationships with the Fund and the profitability of those relationships;

¡	information about the services performed and the personnel performing such services under the Investment Advisory Agreement;

¡	the organizational capability and financial condition of the Adviser and its affiliates;

¡	the Adviser’s practices regarding the selection and compensation of brokers that may execute portfolio transactions for the Fund and the brokers’ provision of brokerage and research services to the Adviser, and

¡	possible alternative fees structures or bases for determining fees.

In connection with the Board’s consideration of the renewal of the Investment Advisory Agreement, the Disinterested Directors considered the comparative fees and expenses and concluded that the fees to be charged by Aviva Investors were reasonable. After having the opportunity to request and review such additional information as they deemed necessary and considering the foregoing, the Board, including a majority of the Disinterested Directors, based on the information reviewed and the discussions, concluded that renewal of the Investment Advisory Agreement was in the best interests of the Fund’s shareholders. Based upon the wide variety of information considered by the Board in evaluating the Investment Advisory Agreement, the Board did not find it practicable to, and did not attempt to, quantify, rank or otherwise assign relative weight to the factors they considered. In addition, different members of the Board may have given different weight to different factors.

Management Team and Independent Directors1

Senior Management Team

Edward M. Casal, 57, Chief Executive Officer, Chief Investment Officer and Chairman of the Board of Directors of the Fund. Mr. Casal is also the Global Managing Director of the Global Real Estate Multi-Manager Group at Aviva Investors. Mr. Casal has over 25 years of broad experience in real estate and corporate finance at Madison Harbor Capital, UBS, Dillon, Read & Co. and Goldman, Sachs & Co. In his career, he has been actively involved in over $20 billion of real estate investments including equity, debt, joint venture and merger and acquisition transactions. Mr. Casal is a Director of Parkway Properties, Inc.

Russell H. Bates, 47, President. Mr. Bates also serves as Portfolio Manager and on the Global Investment Committee of the Global Real Estate Multi-Manager Group at Aviva Investors. Mr. Bates has over 15 years of experience in business and law, most recently with Madison Harbor Capital, and as a real estate investment banker at UBS and Friedman Billings Ramsey, and as an attorney with the U.S. Securities and Exchange Commission. Mr. Bates also served as Senior Investment Officer of FBR Asset Investment Corp., where he managed its real estate mezzanine lending program and had portfolio responsibility for its mortgage loan holdings. Mr. Bates is a member of the Pension Real Estate Association, the Urban Land Institute and the International Council of Shopping Centers.

Independent Directors of the Fund

Cydney C. Donnell, 54, is an Executive Professor, Associate Department Head-Finance Department and Director of Real Estate Programs at the Mays Business School at Texas A&M University. She formerly served as a Managing Director at European Investors/Ell Realty Securities, Inc. where she managed real estate securities on behalf of U.S. pension funds, foundations, endowments and high net worth clients. Ms. Donnell is a Board member of American Campus Communities Inc., Pebblebrook Hotel Trust, and the Employees Retirement System of Texas. Ms. Donnell is Chair of the Fund’s Valuation Committee and also serves on the Audit and Nominating & Compensation Committees.

Stanley R. Perla, CPA, 71, has over 40 years of public and private real estate audit and accounting experience, including a 35 year career at Ernst & Young, the last 25 of which as Partner. He served as Ernst & Young’s national director of real estate accounting, as well as on Ernst & Young’s national accounting and auditing committee. Most recently Mr. Perla was Managing Partner at Cornerstone Accounting Group, a public accounting firm specializing in real estate and prior to that he served as Director of Internal Audit at Vornado Realty Trust. He is a Director and Chair of the Audit Committee at American Realty Capital Fund V, American Realty Capital Real Estate Income Fund and American Realty Capital Hospitality Trust, and a Director of GTJ REIT, Inc. Mr. Perla is Chair of the Fund’s Audit Committee and also serves on the Valuation and Nominating & Compensation Committees.

Leland R. Speed, 82, serves as a Director and Chairman of the Board of New York Stock Exchange listed real estate investment trust EastGroup Properties, Inc. He was previously a Director and Chairman of the Board of Parkway Properties, Inc., and served as Executive Director of the Mississippi Development Authority. Mr. Speed serves on the Fund’s Audit and Nominating & Compensation Committees.

[1]	All directors of the Fund have served since the Fund’s inception, with the exception of Mr. Speed, who has served since October 2004. Mr. Casal does not hold any directorships other than noted above. Additional information regarding the directors and officers of the Fund may be found in the Fund’s most recently filed Form N-CSR, which is available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Madison Harbor Balanced Strategies, Inc.

125 Park Avenue, 25th Floor

New York, NY 10017

For more information,

please call 212.380.5500

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-212-380-5500; and (ii) on the Commission’s website at http://www.sec.gov. However, since the Fund’s strategy consists of investing in real estate private equity funds (“Underlying Funds”), for which voting rights will be limited, the Fund will likely have few opportunities, if any, to vote proxies.

Item 2.	Code of Ethics.

Not applicable for a semi-annual report of a registered management investment company filed on Form N-CSRS.

Item 3.	Audit Committee Financial Expert.

Not applicable for a semi-annual report of a registered management investment company filed on Form N-CSRS.

Item 4.	Principal Accountant Fees and Services.

Not applicable for a semi-annual report of a registered management investment company filed on Form N-CSRS.

Item 5.	Audit Committee of Listed Registrants.

Not applicable as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6.	Schedule of Investments.

Included as part of the Report to Shareholders filed under Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual report of a registered management investment company filed on Form N-CSRS.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

There was no change in Portfolio Managers during the period.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable. Neither the Registrant nor any affiliated purchasers, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (17 CFR 240.10b-18(a)(3)), purchased any shares or any other units of any class of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Securities Exchange Act of 1934 (15 U.S.C. 781).

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrants internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not applicable for a semi-annual report of a registered management investment company filed on Form N-CSRS.

(a)(2) Separate certification for each of the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)), are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Harbor Balanced Strategies, Inc.

By	/s/ Edward M. Casal
Edward M. Casal
Chief Executive Officer

Date: December 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Edward M. Casal
Edward M. Casal
Chief Executive Officer

Date: December 8, 2014

By	/s/ Michael Fortier
Michael Fortier
Chief Financial Officer

Date: December 8, 2014